UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 351-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)    At the 2011 Annual Meeting of Stockholders of Monster Worldwide, Inc. (the “Company”) held on June 7, 2011, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Monster Worldwide, Inc. 2008 Equity Incentive Plan (as amended, the “2008 Plan”) to increase the number of shares of common stock available for grant under the 2008 Plan by 5,750,000 shares. The Board had previously adopted the amendment to the 2008 Plan, subject to stockholder approval, on April 26, 2011.

A description of the 2008 Plan is included as part of Proposal 3 in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2011 (the “Proxy Statement”). The description of the 2008 Plan contained in the Proxy Statement is qualified in its entirety by the full text of the 2008 Plan, which is filed as Annex A to the Proxy Statement and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2011 Annual Meeting of Stockholders was held on June 7, 2011. The following proposals were submitted to stockholders at the meeting:

1.	Election of Directors

Each of the following seven nominees for director was elected to serve a one-year term expiring at the Company’s 2012 Annual Meeting of Stockholders. The number of votes cast for and against and the number of broker non-votes with respect to each director were as follows:

			BROKER
	FOR	AGAINST	NON-VOTES
Salvatore Iannuzzi	94,731,506	6,390,447	8,166,695
John Gaulding	97,652,855	3,469,098	8,166,695
Edmund P. Giambastiani, Jr.	95,044,466	6,077,487	8,166,695
Cynthia P. McCague	94,715,167	6,406,786	8,166,695
Jeffrey F. Rayport	92,486,892	8,635,061	8,166,695
Roberto Tunioli	95,080,960	6,040,993	8,166,695
Timothy T. Yates	98,996,621	2,125,332	8,166,695

2.	Ratification of Selection of Independent Registered Public Accounting Firm

BDO USA, LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to the proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
94,275,993	14,858,851	153,804	(0)

3.	Approval of an Amendment to the Monster Worldwide, Inc. 2008 Equity Incentive Plan to Increase the Number of Shares Authorized for Issuance Thereunder

The amendment to the Monster Worldwide, Inc. 2008 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder was approved. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to the proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
65,309,007	35,583,520	229,426	8,166,695

4.	Advisory Vote on Named Executive Officer Compensation

The 2010 compensation of the Company’s named executive officers was approved. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to the proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,683,090	15,065,645	373,218	8,166,695

5.	Advisory Vote on the Frequency of Advisory Votes on Named Executive Officer Compensation

The Company’s stockholders voted for an advisory vote on named executive officer compensation to be held every year. The number of votes cast for every “1 Year,” every “2 Years” and every “3 Years” and the number of abstentions with respect to the proposal were as follows:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN
96,454,111	911,049	3,367,498	389,295

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Monster Worldwide, Inc. 2008 Equity Incentive Plan, as amended on April 26, 2011 (filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 28, 2011 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC. (Registrant)

By:	/s/ Michael C. Miller

Name: Michael C. Miller
Title: Executive Vice President, General Counsel and Secretary

Date: June 10, 2011

EXHIBIT INDEX

10.1	Monster Worldwide, Inc. 2008 Equity Incentive Plan, as amended on April 26, 2011 (filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 28, 2011 and incorporated herein by reference).